EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with Amendment No. 1 to the Annual Report of Synthetech, Inc. (the “Company”) on Form 10-K for the year ended March 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the “Form 10-K/A”), I, M. Sreenivasan, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Form 10-K/A fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

2.	The information contained in the Form 10-K/A fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ M. Sreenivasan M. Sreenivasan President & C.E.O. June 29, 2004